Exhibit 10.1

THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, dated as of November 3, 2016 (this “Third Amendment”), by and among BAKERCORP INTERNATIONAL HOLDINGS, INC., a Delaware corporation (“Holdings”), BAKERCORP INTERNATIONAL, INC., a Delaware corporation (the “U.S. Borrower”), BC INTERNATIONAL HOLDINGS C.V., a limited partnership (commanditaire vennootschap) organized under the laws of the Netherlands and having its seat in Amsterdam, the Netherlands (the “European Borrower”), the Subsidiary Guarantors party hereto, DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”), and each Lender party hereto. Unless otherwise indicated, all capitalized terms used herein but not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, Holdings, the U.S. Borrower, the European Borrower, the Subsidiary Guarantors party thereto, the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to a Credit Agreement and Guaranty Agreement, dated as of June 1, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);
WHEREAS, in accordance with the provisions of Section 13.12 of the Credit Agreement, the Borrowers wish to amend the Credit Agreement (a) to extend the scheduled Maturity Date applicable to the Revolving Facility and (b) to make certain other amendments to the Credit Agreement, as more fully provided herein;
WHEREAS, the U.S. Borrower has appointed Deutsche Bank Securities Inc. (“DBSI”), and DBSI has agreed, to act as lead arranger and book running manager with respect to this Third Amendment;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1.     Amendments to the Credit Agreement. Subject to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof, upon the Third Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)     Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Specified Compliance Date” shall mean any date on which the aggregate Revolving Extensions of Credit of all Lenders exceed 50% of the Total Revolving Loan Commitment at such time.
“Third Amendment Effective Date” means November 3, 2016.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)     The definition of “CDOR Rate” shall be amended by adding the following new sentence at the end thereof:
“Notwithstanding the foregoing, in no event shall the CDOR Rate be less than zero.”
(c)     The definition of “Compliance Date” is hereby amended and restated as follows:
“Compliance Date” shall mean any date on which the aggregate Revolving Extensions of Credit of all Lenders exceed $11,250,000.
(d)     The definition of “LIBOR Rate” shall be amended by adding the following new sentence at the end thereof:
“Notwithstanding the foregoing, in no event shall the LIBOR rate be less than zero.”
(e)     The definition of “Maximum Incremental Facilities Amount” is hereby amended by (a) replacing each reference to “$150,000,000” therein with “$75,000,000” and (b) inserting the text “; provided that for purposes of determining compliance with the Total First Lien Leverage Ratio under this clause (b), the Net Cash Proceeds actually received by any Loan Party in respect of such Incremental Facility shall not be included as cash or Cash Equivalents for purposes of clause (a)(ii) of the definition of “Total First Lien Leverage Ratio” at the end of such definition immediately before the period (“.”) appearing therein.
(f)     The last sentence of the definition of “Revolving Loan Commitment” is hereby amended and restated as follows:
“The aggregate amount of the Revolving Loan Commitments as of the Third Amendment Effective Date is $40,000,000.”
(g)     The definition of “Revolving Loan Maturity Date” is hereby amended and restated as follows:
“Revolving Loan Maturity Date” shall mean November 7, 2019; provided, however, that such date shall automatically become January 30, 2019 if all the Senior Notes are not repaid in full or extended, renewed or refinanced with a Permitted Refinancing on or prior to January 30, 2019, which Permitted Refinancing will not mature or require any scheduled amortization or payments of principal prior to the date that is at least 90 days after November 7, 2019.
(h)     The definition of “Sterling Rate” shall be amended by adding the following new sentence at the end thereof:
“Notwithstanding the foregoing, in no event shall the Sterling Rate be less than zero.”.
(i)     Section 2.1(b) of the Credit Agreement is hereby amended by (i) replacing the text “and (v)” set for therein and inserting the text “, (v)” in lieu thereof and (ii) inserting the following new clause (vi) at the  end of such Section:
“and (vi) at any time that the Total First Lien Leverage Ratio as of the last day of the most recent fiscal period of the U.S. Borrower for which financial statements have been made available (or were required to be made available) pursuant to Section 8.1(a) or (b) is greater than 5.25:1.00, shall not exceed at any time outstanding that aggregate principal amount which, when added to the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (II) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, is in excess of $30,000,000”.
(j)     Sub-clause (iv) of Section 2.1(c) of the Credit Agreement is hereby amended and restated as follows:
“shall not exceed an aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Revolving Loans then outstanding and the aggregate amount of all Letter of Credit Outstandings at such time, equal to (x) at any time that the Total First Lien Leverage Ratio as of the last day of the most recent fiscal period of the U.S. Borrower for which financial statements have been made available (or were required to be made available) pursuant to Section 8.1(a) or (b), calculating on a Pro Forma Basis giving effect to the incurrence of such Revolving Loans, is less than or equal to 5.25:1.00, the Total Revolving Loan Commitment at such time and (y) at any time that the Total First Lien Leverage Ratio as of the last day of the most recent fiscal quarter of the U.S. Borrower for which financial statements have been made available (or were required to be made available) pursuant to Section 8.1(a) or (b), calculated on a Pro Forma Basis giving effect to the incurrence of such Swingline Loans, is greater than 5.25:1.00, $30,000,000”.
(k)     Section 2.15(a) of the Credit Agreement is hereby amended and restated as follows:
“(a)  Either Borrower may at any time or from time to time after the Closing Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), (i) request one or more additional tranches of term loans (the commitments thereof, the “Incremental Term Loan Commitment”, the loans thereunder, the “Incremental Term Loans” and a Lender making such loans, an “Incremental Term Lender”) or (ii) request one or more increases in the amount of the Revolving Loan Commitments (each such increase, a “Revolving Loan Commitment Increase”), provided that (w) both at the time of any such request and upon the effectiveness of any Incremental Amendment referred to below, no Default or Event of Default shall exist and at the time that any such Incremental Term Loan is made (and after giving effect thereto) no Default or Event of Default shall exist, (x) (i) the U.S. Borrower shall be in compliance with the Total Leverage Covenant determined on a Pro Forma Basis as of the end of the most recently completed fiscal quarter for which the financial statements and certificates required by Section 8.1(a) or (b), as the case may be, have been delivered, in each case, as if such Incremental Term Loans or Revolving Loan Commitment Increases, as applicable, had been outstanding and fully borrowed throughout such period (whether or not a Compliance Date occurred on the last day of such most recently completed fiscal quarter) and (ii) to the extent such Incremental Term Loans or Revolving Loan Commitment Increases are being incurred in reliance on clause (a) of the definition of Maximum Incremental Facilities Amount, after giving effect to any such incurrence, the Total First Lien Leverage Ratio shall be less than or equal to 4.25:1.00, determined (A) as if all such Incremental Facilities rank pari passu in right of security with the Revolving Loans and the Term Loans and (B) on a Pro Forma Basis as of the most recently completed period of four consecutive fiscal quarters for which the financial statements and certificates required by Section 8.1(a) or (b), as the case may be, have been delivered; provided that for purposes of calculating the Total First Lien Leverage Ratio and Total Leverage Covenant under this clause (x), the Net Cash Proceeds actually received by any Loan Party in respect of such Incremental Facility shall not be included as cash or Cash Equivalents for purposes of clause (a)(ii) of the definition of “Total First Lien Leverage Ratio” and “Total Leverage Ratio”, (y) the aggregate amount of Incremental Term Loans or Revolving Loan Commitment Increases incurred at any time shall not exceed the Maximum Incremental Facilities Amount as in effect at such time and (z) Incremental Term Loans may be denominated in Dollars or Euros, and Revolving Loan Commitment Increases shall be denominated in Dollars (it being understood that any such Revolving Loan Commitment Increase may be utilized in Available Currencies as and to the extent provided herein).”
(l)     Section 2.15(e) of the Credit Agreement is hereby amended by (i) replacing the text “Sections 7.2(a) through (c)” with the text “Sections 7.2(a) and (b)” and (ii) inserting the text “other than to make any Restricted Payment” at the end of the last sentence thereof immediately before the period (“.”) appearing therein.
(m)     Section 5.3(a) of the Credit Agreement is hereby amended by inserting the text “or such lower amount as may then be available under the Total Revolving Loan Commitments pursuant to Section 2.1(b)(vi) or Section 2.1(c)(iv), as applicable” immediately following the text “the Total Revolving Loan Commitments then in effect” appearing in such Section.
(n)     Section 7 of the Credit Agreement is hereby amended by adding the following new Section 7.4 at the end thereof:
“7.4     Additional Condition to each Revolving Loan and Swingline Loan. Without the written consent of the Required Revolving Lenders, the Borrowers shall not be permitted to incur Revolving Loans or Swingline Loans on (x) a Specified Compliance Date (including a date that would become a Specified Compliance Date after giving effect to any such incurrence of Revolving Loans or Swingline Loans) if the aggregate balance of Unrestricted cash and Cash Equivalents of the U.S. Borrower and its Restricted Subsidiaries on such date, after giving effect to the Revolving Loans and Swingline Loans requested to be made on such date, would exceed $45,000,000 or (y) a date on which the aggregate Revolving Extensions of Credit of all Lenders exceed $12,500,000 at such time (after giving effect to any such incurrence of Revolving Loans or Swingline Loans) if the aggregate balance of Unrestricted cash and Cash Equivalents of the U.S. Borrower and its Restricted Subsidiaries on such date, after giving effect to the Revolving Loans and Swingline Loans requested to be made on such date, would exceed $25,000,000.
(o)     Section 8.1(a) of the Credit Agreement is hereby amended by inserting the text “(in each case, other than with respect to or resulting from the upcoming maturity of any Loans under this Agreement or the Senior Notes)” immediately after the text ““going concern” or like qualification or exception” appearing in such Section.
(p)     Section 9.7(f) of the Credit Agreement is hereby amended by replacing the text “the greater of $100,000,000 and 30.0%” appearing therein with the text “the greater of $60,000,000 and 18.0%”.
(q)     The Credit Agreement is hereby amended by adding the following new Section 13.21:
13.21     Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)     the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)     the effects of any Bail-in Action on any such liability, including, if applicable:
(i)	a reduction in full or in part or cancellation of any such liability;
(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
(r)     Schedule I to the Credit Agreement is hereby amended and restated in its entirety as follows:
Lender	Revolver Commitment

Deutsche Bank AG New York Branch	$20,000,000

Morgan Stanley Bank, N.A.	$20,000,000

TOTAL:	$40,000,000

SECTION 2.     Conditions of Effectiveness of this Third Amendment.
This Third Amendment shall be binding and effective on the date when the following conditions shall have been satisfied (or waived) (such date, the “Third Amendment Effective Date”):
(a)     Holdings, the U.S. Borrower, the European Borrower, the Subsidiary Guarantors, the Administrative Agent, the Issuing Lender, the Swingline Lender, each Revolving Lender and the Required Lenders shall have signed a counterpart hereof (whether the same or different counter-parts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, Attention: Peixuan Wu and Chris Beardmore (peixuan.wu@whitecase.com and christopher.beardmore@whitecase.com; facsimile number (212) 354-8113) counsel to the Administrative Agent;
(b)     the U.S. Borrower shall have paid, by wire transfer of immediately available funds, to the Administrative Agent (or its relevant affiliates), all fees due and payable to it as of the Third Amendment Effective Date.
(c)     (i) on the Third Amendment Effective Date and after giving effect to this Third Amendment, no Default or Event of Default shall have occurred and be continuing and (ii) on and as of the Third Amendment Effective Date, the representations and warranties contained in the Credit Agreement and each other Loan Document shall be true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date;
(d)     the Administrative Agent shall have received from the U.S. Borrower a certificate executed by an Authorized Officer of the U.S. Borrower, certifying as to compliance with the requirements of preceding clause (c).
(e)     the Administrative Agent shall have received (including by telecopy or other electronic transmission) the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an Authorized Officer of the U.S. Borrower and each other Loan Party;
(f)     the Administrative Agent shall have received (i) a certificate of each Loan Party, dated as of the Third Amendment Effective Date, substantially in the form of Exhibit M to the Credit Agreement, with appropriate insertions and attachments, including certified organizational authorizations, incumbency certifications, the certificate of incorporation or other similar organizational document of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and bylaws or other similar organizational document of each Loan Party certified by an Authorized Officer as being in full force and effect on the Third Amendment Effective Date, and (ii) a good standing certificate for each U.S. Loan Party from its jurisdiction of organization; and
(g)     the Administrative Agent shall have received a customary legal opinion from (x) Fried, Frank, Harris Shriver & Jacobson, LLP, special counsel to the U.S. Loan Parties and (y) De Brauw Blackstone Westbroek New York B.V., P.C., special Dutch counsel to the European Borrower.
SECTION 3. Costs and Expenses.  The U.S. Borrower hereby reconfirms its obligations pursuant to Section 13.1 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the preparation, execution, delivery and administration of this Third Amendment and all other documents and instruments delivered in connection herewith.
SECTION 4.     Remedies.  This Third Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 5.     Representations and Warranties.  To induce the Administrative Agent and the Lenders party hereto to enter into this Third Amendment, each of Holdings and each Borrower hereby jointly and severally represent and warrant to the Administrative Agent and each Lender party hereto, on and as of the Third Amendment Effective Date, that, in each case:
(i)
this Third Amendment has been duly authorized, executed and delivered by it and each of this Third Amendment and the Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) the need for filings and registrations necessary to create or perfect the Liens on Collateral granted by the Loan Parties in favor of the Collateral Agent; and

(ii)	no Default or Event of Default exists as of the Third Amendment Effective Date, both immediately before and after giving effect to this Third Amendment.

SECTION 6.     Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)     On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment;.
(b)     The Credit Agreement and each of the other Loan Documents, as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Third Amendment.
(c)     The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
SECTION 7.     Governing Law. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
SECTION 8.     Counterparts.  This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.
SECTION 9.     Electronic Execution.  The words “execution,” “signed,” “signature,” and words of like import in this Third Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
U.S. BORROWER AND GUARANTOR:	BAKERCORP INTERNATIONAL, INC.

	By:	/s/ Raymond Aronoff
Name: Raymond Aronoff
Title: Chief Financial Officer

EUROPEAN BORROWER:	BC INTERNATIONAL HOLDINGS C.V.

	By:	BAKERCORP INTERNATIONAL MANAGEMENT LLC, its general partner

	By:	BAKERCORP, its sole member

	By:	/s/ Raymond Aronoff
Name: Raymond Aronoff
Title: Chief Financial Officer

HOLDINGS:	BAKERCORP INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Raymond Aronoff
Name: Raymond Aronoff
Title: Chief Financial Officer

GUARANTORS:	FTT HOLDINGS, INC.

	By:	/s/ Raymond Aronoff
Name: Raymond Aronoff
Title: Chief Financial Officer

BAKERCORP

By:	/s/ Raymond Aronoff
Name: Raymond Aronoff
Title: Chief Financial Officer

DEUTSCHE BANK AG NEW YORK BRANCH, as Term Loan Lender, Revolving Lender, Swingline Lender, Issuing Lender, Administrative Agent and Collateral Agent

By:	/s/ Christopher Blum
Name: Christopher Blum
Title: Managing Director

By:	/s/ Ryan Corning
Name: Ryan Corning
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Morgan Stanley Bank, N.A.

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Waddell & Reed Advisors Global Bond Fund

By:	/s/ Mark Beischel
Name: Mark Beischel
Title: Vice President Portfolio Manager

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Ivy Global Bond Fund

By:	/s/ Mark Beischel
Name: Mark Beischel
Title: Vice President Portfolio Manager

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Ivy VIP Global Bond

By:	/s/ Mark Beischel
Name: Mark Beischel
Title: Vice President Portfolio Manager

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Credit Suisse International

By:	/s/ Melanie Harries
Name: Melanie Harries
Title: Assistant Vice President Operations

By:	/s/ Irina Borisova
Name: Irina Borisova
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

OHA CREDIT PARTNERS IX, LTD. By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

OHA CREDIT PARTNERS VI, LTD. By: Oak Hill Advisors, L.P. As its portfolio manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

OHA CREDIT PARTNERS VII, LTD. By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

OHA CREDIT PARTNERS VIII, LTD. By: Oak Hill Advisors, L.P. as Warehouse Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

OHA Credit Partners XI, LTD. By: Oak Hill Advisors, L.P. As Warehouse Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

OHA CREDIT PARTNERS XII, LTD. By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

OHA LOAN FUNDING 2012-1, LTD. By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

OHA LOAN FUNDING 2013-1, LTD. By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

OHA LOAN FUNDING 2013-2, LTD. By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

OHA S.C.A., SICAV-SIF represented by OHA Management (Luxembourg) S.Ã r.l., in its capacity of General Partner

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Oregon Public Employees Retirement Fund By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

BlueBay Asset Management LLP acting as agent for: BlueBay High Income Loan Investments (Luxembourg) S.A.

By:	/s/ CLAIRE HARDWICK
Name: CLAIRE HARDWICK
Title: AUTHORISED SIGNATORY

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

BlueBay Asset Management LLP acting as agent for: BlueBay Structured Funds: Credit Opportunity Fund

By:	/s/ CLAIRE HARDWICK
Name: CLAIRE HARDWICK
Title: AUTHORISED SIGNATORY

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

BlueBay Asset Management LLP acting as agent for: BlueBay Global High Income Loan Investments (Luxembourg) S.A.

By:	/s/ CLAIRE HARDWICK
Name: CLAIRE HARDWICK
Title: AUTHORISED SIGNATORY

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

BlueBay Asset Management LLP acting as agent and investment sub-adviser for: JNL Series Trust on behalf of JNL Multi-Manager Alternative Fund acting solely with respect to the BlueBay Sleeve

By:	/s/ CLAIRE HARDWICK
Name: CLAIRE HARDWICK
Title: AUTHORISED SIGNATORY

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

BlueBay Asset Management LLP acting as agent for: BlueBay Funds — BlueBay Global High Yield Bond Fund

By:	/s/ CLAIRE HARDWICK
Name: CLAIRE HARDWICK
Title: AUTHORISED SIGNATORY

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

BlueBay Asset Management LLP acting as agent for: BlueBay Global Unconstrained High Yield Investments (Luxembourg) S.a.r.l.

By:	/s/ CLAIRE HARDWICK
Name: CLAIRE HARDWICK
Title: AUTHORISED SIGNATORY

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

BlueBay Asset Management LLP acting as agent for: Fedex Corporation Employees' Pension Trust

By:	/s/ CLAIRE HARDWICK
Name: CLAIRE HARDWICK
Title: AUTHORISED SIGNATORY

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

BlueBay Asset Management LLP acting as agent for: MCH S.a.r.1.

By:	/s/ CLAIRE HARDWICK
Name: CLAIRE HARDWICK
Title: AUTHORISED SIGNATORY

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

BlueBay Asset Management LLP acting as agent for: BlueBay Global Multi-Asset Credit Investments (Luxembourg) S.A.

By:	/s/ CLAIRE HARDWICK
Name: CLAIRE HARDWICK
Title: AUTHORISED SIGNATORY

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

BlueBay Asset Management LLP acting as agent for: BlueBay Event Driven Credit Investments (Luxembourg) S.a.r.l.

By:	/s/ CLAIRE HARDWICK
Name: CLAIRE HARDWICK
Title: AUTHORISED SIGNATORY

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

BlueBay Asset Management LLP acting as agent for: Pool Reinsurance Company Limited

By:	/s/ CLAIRE HARDWICK
Name: CLAIRE HARDWICK
Title: AUTHORISED SIGNATORY

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

TELOS CLO 2007-2, Ltd. By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

TELOS CLO 2013-3, Ltd. By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Venture VII CDO Limited BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Venture X CLO, Limited BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Venture VIII CDO, Limited BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Venture XI CLO, Limited BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

VENTURE XII CLO, Limited BY: its investment advisor MJX Asset Management LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

VENTURE XIII CLO, Limited BY: its Investment Advisor MJX Asset Management LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

CANARAS SUMMIT CLO LTD. By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Richard Vratanina
Name: Richard Vratanina
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Lord Abbett Bank Loan Trust By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Lord Abbett Bond Debenture Fund, Inc. By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Lord Abbett Investment Trust - High Yield Fund By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Lord Abbett Passport Portfolios plc. - Lord Abbett High Yield Fund

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Lord Abbett Passport Portfolios plc. - Lord Abbett Multi-Sector Income Fund

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Lord Abbett Series Fund, Inc. - Bond Debenture Portfolio By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

National Electrical Benefit Fund By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Renaissance Investment Holdings Ltd. By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Stichting Blue Sky Active High Yield Fixed Income USA Fund By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Teachers Retirement System of Oklahoma By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

ATRIUM IX By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

ATRIUM VIII BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Atrium X BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

ATRIUM XI BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

AUSTRALIANSUPER
 By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

BENTHAM WHOLESALE SYNDICATED LOAN FUND
 By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

CALIFORNIA STATE TEACHERS' RETIREMENT SYSTEM By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT By: Credit Suisse Asset Management, LLC, as investment adviser

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

COPPERHILL LOAN FUND I, LLC BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Credit Suisse Floating Rate Trust By: Credit Suisse Asset Management, LLC, as its investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

CREDIT SUISSE NOVA (LUX)
 By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

DOLLAR SENIOR LOAN FUND, LTD. By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

ERIE INDEMNITY COMPANY By: Credit Suisse Asset Management, LLC., as its investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

ERIE INSURANCE EXCHANGE By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

HYFI LOAN FUND By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

MADISON PARK FUNDING IX, LTD. By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

MADISON PARK FUNDING X, LTD. By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Madison Park Funding XI, Ltd. BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Madison Park Funding XII, Ltd. By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Madison Park Funding XIII, Ltd. BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

MADISON PARK FUNDING XIV, LTD. By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Madison Park Funding XV, Ltd. BY: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Madison Park Funding XVIII, Ltd. By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Madison Park Funding XX, Ltd. By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Madison Park Funding XXI, Ltd. By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Madison Park Funding XXII, Ltd. By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL By: authority delegated to the New Mexico State Investment Office By: Credit Suisse Asset Management, LLC, its investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

THE CITY OF NEW YORK GROUP TRUST BY: Credit Suisse Asset Management, LLC, as its manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

THE EATON CORPORATION MASTER RETIREMENT TRUST BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Cavalry CLO II By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Cavalry CLO III, Ltd. By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Cavalry CLO IV, Ltd. By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG BAKERCORP INTERNATIONAL HOLDINGS, INC., BAKERCORP INTERNATIONAL, INC., BC INTERNATIONAL HOLDINGS C.V., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES PARTY THERETO

Cavalry CLO V, Ltd. By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

EXHIBIT A
FORM OF ACKNOWLEDGMENT AND CONFIRMATION
1.     Reference is made to the Third Amendment to Credit and Guaranty Agreement, dated as of [___], 2016, by and among BAKERCORP INTERNATIONAL HOLDINGS, INC., a Delaware corporation (“Holdings”), BAKERCORP INTERNATIONAL, INC., a Delaware corporation (the “U.S. Borrower”), BC INTERNATIONAL HOLDINGS C.V., a limited partnership (commanditaire vennootschap) organized under the laws of the Netherlands and having its seat in Amsterdam, the Netherlands (the “European Borrower”), each Subsidiary Guarantor, DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”), each Lender party thereto and the other parties party thereto.  Capitalized terms used in this Acknowledgment and Confirmation (this “Acknowledgment”) but not otherwise defined shall have the meanings set forth in the Credit Agreement or the Third Amendment, as applicable.
2.     Certain provisions of the Credit Agreement are being amended and/or modified pursuant to the Third Amendment.  Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party, after giving effect to the Third Amendment:
(a)     all of its Obligations, including obligations (whether direct, as a Guarantor or otherwise), liabilities and indebtedness under such Loan Document, shall remain in full force and effect on a continuous basis; and
(b)     all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority (including to the extent provided for in Section 6.19 of the Credit Agreement) of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its Obligations, including obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents, and all Mortgages, UCC financing statements and all other recordings and filings previously made, recorded or filed are intended to and do secure and perfect all of its Obligations, in each case to the extent provided in such Loan Documents;
3.     Each Loan Party represents and warrants to the Administrative Agent and the Lenders, on and as of the Third Amendment Effective Date, that:
(a)     this Acknowledgment has been duly authorized, executed and delivered by it and each of this Acknowledgment and the Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) the need for filings and registrations necessary to create or perfect the Liens on Collateral granted by the Loan Parties in favor of the Collateral Agent; and
(b)     no Default or Event of Default exists as of the Third Amendment Effective Date, both immediately before and after giving effect to this Third Amendment.
4.     THIS ACKNOWLEDGMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
5.     This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed as of the day and year first above written.
U.S. BORROWER AND GUARANTOR:	BAKERCORP INTERNATIONAL, INC.

By:
Name:
Title:

EUROPEAN BORROWER:	BC INTERNATIONAL HOLDINGS C.V.

	By:	BAKERCORP INTERNATIONAL MANAGEMENT LLC, its general partner

	By:	BAKERCORP, its sole member

By:
Name:
Title:

GUARANTORS:	BAKERCORP INTERNATIONAL HOLDINGS, INC.

By:
Name:
Title:

FTT HOLDINGS, INC.

By:
Name:
Title:

BAKERCORP

By:
Name:
Title: